Exhibit 10.11

FOURTH AMENDMENT TO OFFICE LEASE

THIS FOURTH AMENDMENT TO OFFICE LEASE (“Fourth Amendment”) is made and entered into as of this 1st day of February, 2020 (the “Effective Date”), by and between FIRST INTERNET BANKCORP, an Indiana corporation (the “Landlord”) and FIRST INTERNET BANK OF INDIANA, an Indiana state charted bank (the “Tenant”).
WITNESSETH:
WHEREAS, Landlord and Tenant entered into that certain Office Lease dated as of March 6, 2013 (the “Initial Lease”), pursuant to which Tenant leased approximately 15,254 square feet of space on the third floor (the “Initial Premises”) in the building located at 11201 USA Parkway, Fishers, Indiana (the “Building”), as more particularly set forth in the Initial Lease; and
WHEREAS, Landlord and Tenant entered into the First Amendment to Lease as of July 1, 2015 (together with the Initial Lease, the “Lease”), pursuant to which Tenant expanded the Initial Premises by adding an additional 19,364 square feet (together with the Initial Premises, the “Premises”); and
WHEREAS, Landlord and Tenant entered into the Second Amendment to Lease as of July 1, 2016, pursuant to which Tenant further expanded the Premises by adding an additional 15,332 square feet on the second floor of the Building together with the “Premises”, (the “Completed Premises”); and
WHEREAS, Landlord and Tenant entered into the Third Amendment to Lease as of May 1, 2018, in which the Modified Lease’s Expiration Date was extended to May 31, 2021 and the Minimum Rent Schedule was modified, as detailed In the Third Amendment. This Third Amendment together with the Initial Lease and the First Amendment and Second Amendment are hereinafter referred to as (the “Modified Lease”); and
WHEREAS, Landlord and Tenant presently desire to further amend the Modified Lease in the manner provided in this Fourth Amendment.
NOW THEREFORE, for and in consideration of the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Modified Lease shall be and is hereby amended as follows:

1.	Term

The Expiration Date of the Modified Lease is hereby extended to March 31, 2022.

Exhibit 10.11

2.	Rent

The Minimum Rent Schedule as outlined in Schedule 1 of the Lease is revised as follows:

Rent Period	Monthly Rent	Annual Rent
February 1, 2020 through March 31, 2022	$80,095.75	$961,149.00

3.	Ratification

Except as revised herein, the Lease is hereby ratified, reaffirmed and unchanged in all other respects.

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the date first above written.

LANDLORD:
FIRST INTERNET BANCORP

By:_________________________
David Becker
Chief Executive Officer

TENANT:

FIRST INTERNET BANK OF INDIANA

By:_____________________________
C. Charles Perfetti
Senior Vice President

Exhibit 10.11